UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: October 28, 2008


                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)
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              Colorado                                  000-27485                               84-1491159
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                10200 W. 44th Avenue, Wheat Ridge, Colorado 80033
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               (Address of Principal Executive Offices) (Zip Code)



                                  (303)940-2090
                                  -------------
               Registrant's telephone number, including area code


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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        Section 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

Jaspers + Hall, PC formerly the independent registered public accountant for Sun River Energy, Inc. (the Company), was dismissed as the Company's independent registered public accountant on October 21, 2008 due to the auditor's revocation from the Public Accounting Oversight Board (PCAOB). At this time, the Company has not engaged new auditors but is in the process of doing so.

The action to engage new auditors was approved by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

In connection with audit of fiscal years ended April 30, 2008 and 2007 and the cumulative period of May 1, 2008 through July 31, 2008 and through the date of termination of the accountants, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).


The audit reports by Jaspers + Hall, PC for the fiscal years ended December 31, 2007 and 2006, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Company as a going concern and did not include an adverse opinion or a disclaimer of opinion or were not qualified or modified as to uncertainty, audit scope or accounting principles.


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                            Section 8 - OTHER EVENTS

Item 8.01 Other Events.


On October 24, 2008, the Company received notice from LPC Investment, LLC ("LPC") of a demand of payment in connection with a $74,600 unsecured promissory note held by LPC. LPC is demanding payment of the outstanding principal and accrued interest. The promissory note had a due date of September 30, 2008.

At this time, the Company has not made payment on the promissory note.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                           SUN RIVER ENERGY, INC.


     By:      /s/ Wesley F. Whiting
              ---------------------------
                  Wesley F. Whiting, President


                                                        Date: November 26, 2008